FOURTH AMENDMENT TO LEASE AGREEMENT
     THIS FOURTH AMENDMENT TO LEASE AGREEMENT (the “Fourth Amendment”) is made and entered into effective as of August 9, 2006, by and between SPIRIT MASTER FUNDING, LLC, a Delaware limited liability company, as successor-in-interest to Spirit Finance Acquisitions, LLC, a Delaware limited liability company (“Lessor”), and SIGNIFICANT EDUCATION, INC., a Delaware corporation, as successor-in-interest to Significant Education, LLC, a Delaware limited liability company (“Lessee”)
Recitals
     WHEREAS, Lessor and Lessee entered into that certain Lease Agreement dated as of June 28, 2004, as amended pursuant to that certain Amendment to Lease Agreement dated effective as of September 24, 2004, as further amended pursuant to that certain Second Amendment to Lease Agreement dated effective as of August 23, 2005, and as further amended pursuant to that certain Third Amendment to Lease Agreement dated effective as of June 15, 2006 (collectively, the “Lease”), with respect to the real property and improvements as described in the Lease. Terms not defined in this Fourth Amendment shall have the meanings ascribed to them in the Lease.
     WHEREAS, Lessor has provided additional funding for additional tenant improvements, and Lessor and Lessee wish to amend the Lease pursuant to the terms hereof.
     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:
1. Definitions. The definition of “Base Annual Rent” shall be deleted in its entirety and the following new definition of “Base Annual Rent” shall be substituted in lieu thereof:
     “Base Annual Rent” shall mean $4,020,595.58.
2. Ratification. Except as expressly stated herein, the Lease shall remain in full force and effect If’ there is any conflict between the Lease and the terms of this Fourth Amendment, the terms of this Fourth Amendment shall control.
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Lessor and Lessee have executed this Fourth Amendment as of the date set forth above.

LESSOR: SPIRIT MASTER FUNDING, LLC
By:	/s/ Michael T. Bennett
	Printed Name:	Michael T. Bennett
	Title:	Senior Vice President

LESSEE: SIGNIFICANT EDUCATION, INC.
By:	/s/ Brent Richardson
	Printed Name:	Brent Richardson
	Title:	Chief Executive Officer